December 11, 2018

James E. O’Connor, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price International Funds, Inc. (“Registrant”)
  with respect to the following series and classes:
  T. Rowe Price Emerging Europe Fund (“Fund”)
   Investor Class
   I Class
  File Nos.: 002-65539/811-02958

Dear Mr. O’Connor:

Pursuant to Section 6 of the Securities Act of 1933, as amended (the “1933 Act”) and Section 8 of the Investment Company Act of 1940, as amended (the “1940 Act”), we are hereby filing Post-Effective Amendment No. 176 to the Registrant’s Registration Statement on Form N-1A (the “Amendment”).

The Amendment is being filed pursuant to Rule 485(a) since the Fund will be making material changes to its investment program. On July 25, 2018, the Fund’s shareholders approved amending the Fund’s industry concentration policy. While the Fund previously had a policy of not concentrating in any one industry, beginning August 1, 2018, the Fund has the ability to invest up to 35% of its net assets in any industry that accounts for more than 20% of the emerging European market as a whole, as measured by an index determined by T. Rowe Price to be an appropriate measure of the emerging European market (currently MSCI Emerging Markets Europe Index). We note that the filing also contains certain other nonmaterial changes.

We note that the information contained in Section 3 of the prospectus applies to all T. Rowe Price retail mutual funds. Additionally, the Statement of Additional Information is the same one used for all T. Rowe Price mutual funds (other than the Variable Insurance Product funds).

The filing is scheduled to go effective on March 1, 2019, which coincides with the Fund’s annual update.

Please contact me at 410-345-6646 if we may be of further assistance.

Sincerely,

/s/Brian R. Poole
Brian R. Poole
Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc.